Contact:       Mark A. Steinkrauss, Vice President - Corporate Relations
               (312) 630-1900  email:  mark.steinkrauss@teldta.com

FOR RELEASE:  IMMEDIATE

                   TDS REPORTS STRONG CUSTOMER AND REVENUE GROWTH

JULY 15, 1998 - CHICAGO, ILLINOIS - Telephone and Data Systems, Inc., [AMEX:TDS]reported strong customer and revenue growth for its second fiscal quarter as both U.S. Cellular and Aerial Communications posted strong growth in subscriber units. Loss per share from operations, excluding gains, totaled $(.32) for the quarter compared to diluted earnings per share of $.04, excluding gains, in the second quarter of 1997.

SECOND QUARTER HIGHLIGHTS:

     - Revenues grew 36% over the second quarter of 1997 to $452 million fueled by a 32% jump in cellular service revenues and a 52% increase in cellular customer units.

     - Operating expenses excluding depreciation and amortization increased by 36% due primarily to higher levels of customer service, marketing and selling and system operating expenses.

     - Operating cash flow increased 36% over second quarter 1997 to $104 million driven by a 37% increase in operating cash flow at U.S. Cellular.

     - Depreciation and amortization expenses increased 61% due primarily to the start-up of operations at Aerial Communications and substantial acquisitions at U.S. Cellular Corporation coupled with shortened lives/disposal of some assets. Interest expense was up 57% due primarily to a higher level of debt outstanding.

     - Net (loss) available to common, excluding gains from asset sales, was $(19.2) million compared to net income available to common of $2.3 million in the second quarter of 1997. Second quarter 1998 results reflect Aerial losses which reduced net income available to common by $46.6 million in the quarter and $28.6 million in the second quarter of 1997.

     - Primarily due to the effects of Aerial's operating losses TDS reported a diluted loss per share of $(.32) in the second quarter of 1998, excluding gains from asset sales, compared to diluted earnings per share of $.04 in 1997. The net loss associated with Aerial's operations reduced earnings per share by $.77 in the quarter and $.48 in the second quarter of 1997.

     - Gains from asset sales contributed $5.1 million or diluted earnings per share of $.09 per share in the second quarter of 1998.

LeRoy T. Carlson, Jr., President and Chief Executive Officer commented:
"U.S.Cellular's second quarter results reflect excellent growth in customers, revenue, cash flow and earnings. Its First Choice branding strategy together with new product offerings such as its prepaid service, TalkTracker has differentiated U.S. Cellular from its competitors and generated strong growth in all categories."

"TDS Telecom reported solid growth in access lines and minutes of use during the second quarter. I am pleased to see that TDS Telecom's CLEC operations have generated revenue for the first time. The synergies it was able to exploit between its ILEC and CLEC businesses reduced the time and startup costs associated with the new CLEC business."

"Aerial continued to grow at near record pace for American wireless businesses. It acquired its 200,000th customer in just one year of active operations. In addition, Aerial formed a strategic partnership with Sonera Corporation (formerly known as Telecom Finland, Ltd.). Under the terms of the agreement Sonera took a minority equity stake in the Aerial operating company. The companies agreed on a far reaching collaboration for the future."

UNITED STATES CELLULAR CORPORATION [AMEX:USM] TDS's 81% - owned subsidiary reported 52% customer growth since June 30, 1997. U.S. Cellular's customer units in service totaled 1,922,000. Net customer unit activations from marketing channels increased to 101,000 from 99,000 activations during the second quarter of 1997.

U.S. Cellular's service revenues increased 32% to $280.9 million compared to $212.4 million for the second quarter of 1997. Operating cash flow increased 37% to $100.6 million in the quarter compared to $73.6 million in the second quarter of 1997. USM plans to invest approximately $330 million in capital equipment and business system upgrades during 1998.

TDS TELECOMMUNICATIONS CORPORATION ("TDS Telecom"), a wholly owned subsidiary, reported a 17% increase in revenues in the second quarter versus the same period a year ago. TDS Telecom's landline telephone revenues increased 12%, based on a 7.4% increase in access lines and a strong increase in minutes of use. Operating cash flow from the landline business was $52.6 million versus $48.6 in the second quarter of 1997. TDS Telecom's operating cash flow margin on its landline business was 47% compared to 48% in the second quarter of 1997. The reduced margin reflects the impact of higher expenses for the company's network operations. TDS Telecom is also experiencing some downward pressure on certain revenue streams, and smaller margins on new non-traditional product offerings such as DBS (Direct Broadcast Satellite).

TDS Telecom generated approximately $6.8 million in revenues and $7.5 million in expenses during the second quarter of 1998 related to its internet and structured wiring service offerings which are both still in the start-up phase. Additionally, Telecom reported approximately $676,000 in revenues and $3 million in expenses during the quarter related to its new CLEC operations in Madison, Appleton, and Green Bay, Wisconsin. TDS Telecom expects capital spending in 1998 to be approximately $140 million. As of June 30, the Madison CLEC market has approximately 6,000 access lines in service.

AERIAL COMMUNICATIONS, INC. [NASDAQ:AERL], TDS's 82.4% - owned subsidiary reported nearly 40,000 net customer activations during the second quarter of 1998. Aerial reported revenues of $36.7 million. Aerial's operating cash flow for the second quarter of 1998 was a negative $46.2 million and Aerial's capital expenditures for 1998 are anticipated to be $80 to $100 million.

TDS is a diversified telecommunications corporation founded in 1969. Through its strategic business units, United States Cellular, TDS Telecom and Aerial Communications, TDS operates primarily in cellular, local telephone and personal communications services (PCS) markets around the country. TDS builds value for its shareholders by providing excellent communications services in growing, closely-related segments of the telecommunications industry. The Company currently employs over 8,700 people and serves over
2.66 million customers in 35 states.

Except for the historical and factual information presented, other information set forth in this news release represents forward-looking statements, including all statements about the Company's plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: changes in technology that might effect the company's services; changes in Delaware law; potential litigation; and changes in market conditions. Investors are encouraged to consider these and other risks and uncertainties which are discussed in documents filed by the Company with the Securities and Exchange Commission.

Internet Home Pages:     TDS http://www.teldta.com
                         USM http://www.uscc.com
                         AERL http://www.aerial1.com
                         TDS Telecom http://www.tdstelecom.co

                         TELEPHONE AND DATA SYSTEMS, INC.
                              SUMMARY OPERATING DATA


QUARTER ENDED                  6/30/98     3/31/98     12/31/97     9/30/97     6/30/97
U.S. CELLULAR:
Total pops (1)                  25,917      25,674      25,300       26,012      25,810
TDS's proportionate share       21,000      20,812      20,517       21,044      20,890
Consolidated Markets:
  Pops owned (000s)             23,006      22,837      22,611       20,578      20,557
  Total population (000s)       24,136      24,034      24,034       21,844      21,844
  Customer units             1,922,000   1,817,000   1,710,000    1,357,000   1,263,000
  Market penetration             7.96%       7.56%       7.11%        6.21%       5.78%
  Markets in operation             136         134         134          132         132
  Cell sites in service          1,864       1,786       1,748        1,556       1,485
  Average monthly revenue
    per unit                    $50.16      $44.66      $49.88       $57.56      $58.41
  Churn rate per month            1.9%        1.7%        2.0%         2.0%        1.8%
  Marketing cost per
    gross customer add (1)        $305        $313        $294         $334        $327

TDS TELECOM:
  Companies                        106         106         106          105         105
  Access lines                 537,500     528,900     515,500      506,600     500,000
  Growth in access lines
    from prior quarter-end:
      Acquisitions                 ---       6,000       3,200          ---         ---
      Internal growth            8,600       7,400       5,700        6,600       7,000
  Average monthly revenue
    per access line                $70         $68         $70          $70         $67

AERIAL COMMUNICATIONS:
  Total pops (2)                27,601      27,601      27,601       27,601      27,601
  TDS's proportionate share     22,735      22,749      22,774       22,788      22,803
  Customer units               204,000     165,000     125,000       65,000      28,000
  Market penetration             0.74%       0.60%       0.45%        0.24%       0.10%

TELEPHONE AND DATA SYSTEMS:
  Notes Payable               $512,266    $450,615    $527,587     $451,329    $505,206
  Long-term Debt,
    excluding current       $1,313,596  $1,292,311  $1,264,218   $1,228,175    $983,364

(1) Amounts for 1997 have been reclassified for the change in current year presentation.
(2) Population equivalents ("Pops"), owned and acquirable, in thousands.
(3) At June 30, 1998, 61.0 million TDS Common and Series A Common Shares were outstanding and 967,000 Common Shares are registered for use in connection with the Company's continuing acquisition program.

                         TELEPHONE AND DATA SYSTEMS, INC.
                               FINANCIAL HIGHLIGHTS
                         THREE MONTHS ENDED JUNE 30, 1998
             (Unaudited, dollars in thousands, except per share amounts)


                                                                          Increase (Decrease)
                                                                          -------------------
                                               1998        1997         Amount           Percent
                                             -------      ------       --------         ---------
OPERATING REVENUES
  U.S. Cellular                            $ 290,108    $ 217,579     $  72,529           33.3%
  TDS Telecom                                125,054      107,374*       17,680           16.5%
  Aerial Communications                       36,688        7,143        29,545             N/M
                                           ---------    ---------     ---------
                                             451,850      332,096       119,754           36.1%
                                           ---------    ---------     ---------

OPERATING EXPENSES BEFORE DEPRECIATION AND AMORTIZATION
  U.S. Cellular                              189,529      143,994        45,535           31.6%
  TDS Telecom                                 75,227       58,805*       16,422           27.9%
  Aerial Communications                       82,906       52,893        30,013           56.7%
                                           ---------    ---------     ---------
                                             347,662      255,692        91,970           36.0%
                                           ---------    ---------     ---------

OPERATING CASH FLOW (OPERATING INCOME PLUS DEPRECIATION AND AMORTIZATION)
  U.S. Cellular                              100,579       73,585        26,994           36.7%
  TDS Telecom                                 49,827       48,569*        1,258            2.6%
  Aerial Communications                      (46,218)     (45,750)         (468)          (1.0%)
                                           ---------    ---------     ---------
                                             104,188       76,404        27,784           36.4%
                                           ---------    ---------     ---------

DEPRECIATION AND AMORTIZATION*
  U.S. Cellular                               50,442       31,431        19,011           60.5%
  TDS Telecom                                 27,829       24,607*        3,222           13.1%
  Aerial Communications                       21,244        5,883        15,361             N/M
                                           ---------    ---------     ---------
*includes amortization of $13,082 and
  $11,270, respectively                       99,515       61,921        37,594           60.7%
                                           ---------    ---------     ---------

OPERATING INCOME (LOSS) FROM ONGOING OPERATIONS
  U.S. Cellular                               50,137       42,154         7,983           18.9%
  TDS Telecom                                 21,998       23,962*       (1,964)          (8.2%)
  Aerial Communications                      (67,462)     (51,633)      (15,829)         (30.7%)
                                           ---------    ---------     ---------
                                               4,673       14,483        (9,810)         (67.7%)
  American Paging Operating (Loss)               ---       (7,129)        7,129             N/M
                                           ---------    ---------     ---------
OPERATING INCOME                               4,673        7,354        (2,681)         (36.5%)
                                           ---------    ---------     ---------

INVESTMENT AND OTHER INCOME
  Interest and Dividend Income                 3,025        3,478          (453)        (13.0%)
  Minority Share of Income                     6,584       (1,433)        8,017            N/M
  Cellular Investment Income, Net              8,241       17,920*       (9,679)        (54.0%)
  Gain on Sale of Cellular and
   Other Investments                          10,516       10,598           (82)         (0.8%)
  Other (Expense), Net                        (9,354)      (1,129)       (8,225)           N/M
                                           ---------    ---------     ---------
                                              19,012       29,434       (10,422)        (35.4%)
                                           ---------    ---------     ---------

INCOME BEFORE INTEREST AND INCOME TAXES       23,685       36,788       (13,103)        (35.6%)
Interest Expense                              31,272       19,880        11,392          57.3%
Minority interest in income of
  subsidiary trust                             6,203          ---         6,203            N/M
                                           ---------    ---------     ---------

INCOME (LOSS) BEFORE INCOME TAXES            (13,790)      16,908       (30,698)           N/M
Income Tax Expense                              (113)      10,087       (10,200)           N/M
                                           ---------    ---------     ---------

NET INCOME (LOSS)                            (13,677)       6,821       (20,498)           N/M
Preferred Dividend Requirement                  (418)        (470)           52          11.1%
                                           ---------    ---------     ---------
NET INCOME (LOSS) AVAILABLE TO COMMON      $ (14,095)   $   6,351     $ (20,446)           N/M
                                           ---------    ---------     ---------
                                           ---------    ---------     ---------

AVERAGE COMMON SHARES OUTSTANDING (000s)      60,984       60,051           933           1.6%

EARNINGS PER COMMON SHARE (Basic)          $   (0.23)   $    0.11     $   (0.34)           N/M
                                           ---------    ---------     ---------
                                           ---------    ---------     ---------
EARNINGS PER COMMON SHARE (DILUTED)        $   (0.23)   $    0.11     $   (0.34)           N/M
                                           ---------    ---------     ---------
                                           ---------    ---------     ---------

DILUTED EPS--OPERATIONS                    $   (0.32)   $    0.04     $   (0.36)           N/M
DILUTED EPS--GAINS                         $    0.09    $    0.07     $    0.02          28.6%

N/M - Percentage change not meaningful.
*  Amounts reclassified for change in current year presentation.

                                TELEPHONE AND DATA SYSTEMS, INC.
                                      FINANCIAL HIGHLIGHTS
                                 SIX MONTHS ENDED JUNE 30, 1998
                  (Unaudited, dollars in thousands, except per share amounts)


                                                                          Increase (Decrease)
                                                                          -------------------
                                               1998        1997         Amount           Percent
                                             -------      ------       --------         ---------

OPERATING REVENUES

  U.S. Cellular                            $ 535,265    $ 402,163     $ 133,102          33.1%
  TDS Telecom                                241,269      212,945*       28,324          13.3%
  Aerial Communications                       67,434        7,143        60,291            N/M
                                           ---------    ---------     ---------
                                             843,968      622,251       221,717          35.6%
                                           ---------    ---------     ---------

OPERATING EXPENSES BEFORE DEPRECIATION AND AMORTIZATION
  U.S. Cellular                              356,264      274,972        81,292          29.6%
  TDS Telecom                                144,312      113,611*       30,701          27.0%
  Aerial Communications                      163,269       52,893       110,376            N/M
                                           ---------    ---------     ---------
                                             663,845      441,476       222,369          50.4%
                                           ---------    ---------     ---------

OPERATING CASH FLOW (OPERATING INCOME PLUS DEPRECIATION AND AMORTIZATION)
  U.S. Cellular                              179,001      127,191        51,810          40.7%
  TDS Telecom                                 96,957       99,334*       (2,377)         (2.4%)
  Aerial Communications                      (95,835)     (45,750)      (50,085)       (109.5%)
                                           ---------    ---------     ---------
                                             180,123      180,775          (652)         (0.4%)
                                           ---------    ---------     ---------
DEPRECIATION AND AMORTIZATION*
  U.S. Cellular                               95,709       61,592        34,117           55.4%
  TDS Telecom                                 54,644       48,465*        6,179           12.7%
  Aerial Communications                       40,940        5,883        35,057             N/M
                                           ---------    ---------     ---------
*includes amortization of $25,843 and
  $21,728, respectively                      191,293      115,940        75,353           65.0%
                                           ---------    ---------     ---------

OPERATING INCOME (LOSS) FROM
    ONGOING OPERATIONS

  U.S. Cellular                               83,292       65,599        17,693           27.0%
  TDS Telecom                                 42,313       50,869*       (8,556)         (16.8%)
  Aerial Communications                     (136,775)     (51,633)      (85,142)        (164.9%)
                                           ---------    ---------     ---------
                                             (11,170)      64,835       (76,005)        (117.2%)
  American Paging Operating (Loss)           (11,406)     (15,540)        4,134             N/M
                                           ---------    ---------     ---------
OPERATING INCOME (LOSS)                      (22,576)      49,295       (71,871)        (145.8%)
                                           ---------    ---------     ---------

INVESTMENT AND OTHER INCOME
  Interest and Dividend Income                 6,462        6,896          (434)          (6.3%)
  Minority Share of Income                    (4,969)      (4,192)         (777)          18.5%
  Cellular Investment Income, Net             21,846       35,840*      (13,994)         (39.0%)
  PCS Development Costs                          ---      (21,614)       21,614             N/M
  Gain on Sale of Cellular and
    Other Investments                        231,958       10,598       221,360             N/M
  Other (Expense), Net                       (12,403)      (2,766)       (9,637)            N/M
                                           ---------    ---------     ---------
                                             242,894       24,762       218,132             N/M
                                           ---------    ---------     ---------

INCOME BEFORE INTEREST AND INCOME TAXES      220,318       74,057       146,261          197.5%
Interest Expense                              62,885       33,694        29,191           86.6%
Minority interest in income of
   subsidiary trust                           11,099          ---        11,099             N/M
                                           ---------    ---------     ---------

INCOME BEFORE INCOME TAXES                   146,334       40,363       105,971             N/M
Income Tax Expense                            85,841       23,925        61,916             N/M
                                           ---------    ---------     ---------
NET INCOME                                    60,493       16,438        44,055             N/M
Preferred Dividend Requirement                  (858)        (951)           93            9.8%
                                           ---------    ---------     ---------
NET INCOME AVAILABLE TO COMMON             $  59,635    $  15,487     $  44,148             N/M
                                           ---------    ---------     ---------
                                           ---------    ---------     ---------

AVERAGE COMMON SHARES OUTSTANDING (000s)      60,867       60,617           250            0.4%

EARNINGS PER COMMON SHARE (BASIC)          $    0.98    $    0.26     $    0.72             N/M
                                           ---------    ---------     ---------
                                           ---------    ---------     ---------
EARNINGS PER COMMON SHARE (DILUTED)        $    0.97    $    0.25     $    0.72             N/M
                                           ---------    ---------     ---------
                                           ---------    ---------     ---------

DILUTED EPS--OPERATIONS                    $   (0.94)   $    0.19     $   (1.13)            N/M
DILUTED EPS--GAINS                         $    1.91    $    0.06     $    1.85             N/M

N/M - Percentage change not meaningful.
*  Amounts reclassified for change in current year presentation.

                                     TELEPHONE AND DATA SYSTEMS, INC.
                                         BALANCE SHEET HIGHLIGHTS
                                              JUNE 30, 1998
                                          (Dollars in thousands)


                                        U.S.          TDS         Aerial       TDS Corporate   Intercompany       TDS
                                      Cellular      Telecom     Communications   & Other       Eliminations   Consolidated
                                      --------      -------     -------------- -------------   ------------   ------------
Cash and Cash Equivalents             $20,905        $53,236         $1,979        $15,868         $---          $91,988
Affiliated Cash Investments            41,808        173,594          ---            ---         (215,402)         ---
Temporary Cash Investments                293         12,629            117          1,204          ---           14,243
Notes Receivable--Affiliates            ---            1,469          ---          638,625       (640,094)         ---
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                      $63,006       $240,928         $2,096       $655,697      $(855,496)      $106,231
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                   -----------    -----------     -----------    ----------    ------------    -----------

                                   -----------    -----------     -----------    ----------    ------------    -----------
Long-term Receivable - Affiliates      $---           $---          $ ---         $517,608      $(517,608)        $---
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                   -----------    -----------     -----------    ----------    ------------    -----------

Marketable Equity Securities         $239,416        $68,979        $ ---        $     -           $---         $308,395
Marketable Non-equity Securities        ---           13,028          ---            3,440          ---           16,468
License and Franchise Costs, net    1,191,922        216,160        293,266         22,982          ---        1,724,330
Cellular Minority Interests            90,428          1,740            510             99          ---           92,777
Other Investments                      15,046         11,566          ---          140,648          ---          167,260
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                   $1,536,812       $311,473       $293,776       $167,169         $---       $2,309,230
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                   -----------    -----------     -----------    ----------    ------------    -----------
Property, Plant and
  Equipment, net                     $940,236       $846,383       $615,445        $40,186         $---       $2,442,250
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                   -----------    -----------     -----------    ----------    ------------    -----------

Notes Payable: external                $---           $---          $ ---         $512,266         $---         $512,266
               intercompany             ---           28,560        610,065        216,871       (855,496)         ---
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                       $---          $28,560       $610,065       $729,137      $(855,496)      $512,266
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                   -----------    -----------     -----------    ----------    ------------    -----------
Long-term Debt:
  Current Portion                      $---          $14,636        $ ---             $243         $---          $14,879
  Non-current Portion                 523,290        821,824        241,147        244,943       (517,608)     1,313,596
                                   -----------    -----------     -----------    ----------    ------------    -----------
     Total                           $523,290       $836,460       $241,147       $245,186      $(517,608)    $1,328,475
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                   -----------    -----------     -----------    ----------    ------------    -----------


Preferred Stock                        $---           $---          $ ---          $26,421         $---          $26,421
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                   -----------    -----------     -----------    ----------    ------------    -----------

Trust Originated Preferred
  Securities                           $---           $---          $ ---         $300,000         $---         $300,000
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                   -----------    -----------     -----------    ----------    ------------    -----------
  Total outstanding debt and
        Preferred Stock              $523,290       $865,020       $851,212     $1,300,744    $(1,373,104)    $2,167,162
                                   -----------    -----------     -----------    ----------    ------------    -----------
                                   -----------    -----------     -----------    ----------    ------------    -----------
Construction Expenditures:
   Quarter ended 6/30/98              $89,955        $31,067        $16,192         $7,228         $---         $144,442
   Six months ended 6/30/98          $143,054        $59,878        $49,256         $2,383         $---         $254,571



                                                                         7


                                               TDS TELECOM HIGHLIGHTS
                                          THREE MONTHS ENDED JUNE 30, 1998
                                          (Unaudited, dollars in thousands)

                                                                                    Increase (Decrease)
                                                                               ----------------------------
                                                     1998             1997         Amount        Percent
                                                  -----------    ----------     -----------     -----------
LOCAL TELEPHONE OPERATIONS
  OPERATING REVENUES
    Local Service                                    $33,570        $30,491         $3,079          10.1%
    Network Access and Long-Distance                  64,171         56,717          7,454          13.1%
    Miscellaneous                                     14,645         13,104          1,541          11.8%
                                                   ----------     ----------      ---------
                                                     112,386        100,312         12,074          12.0%
                                                   ----------     ----------      ---------
  OPERATING EXPENSES

    Network Operations                                22,455         17,770          4,685          26.4%
    Customer Operations                               17,359         16,290          1,069           6.6%
    Corporate Expenses                                19,944         17,607          2,337          13.3%
                                                   ----------     ----------      ---------
                                                      59,758         51,667          8,091          15.7%
                                                   ----------     ----------      ---------

  OPERATING CASH FLOW
                                                      52,628         48,645          3,983           8.2%
                                                   ----------     ----------      ---------

  DEPRECIATION AND AMORTIZATION
    Depreciation                                      24,991         21,987          3,004          13.7%
    Amortization                                       1,615          1,824           (209)        (11.5%)
                                                   ----------     ----------      ---------
                                                      26,606         23,811          2,795          11.7%
                                                   ----------     ----------      ---------

  OPERATING INCOME                                    26,022         24,834          1,188           4.8%
                                                   ----------     ----------      ---------

LONG-DISTANCE OPERATIONS
  Revenues                                             5,944          5,831            113           1.9%
  Expenses Before Depreciation and
    Amortization                                       5,611          4,981            630          12.6%
                                                   ----------     ----------      ---------
  OPERATING CASH FLOW                                    333            850           (517)        (60.8%)

  Depreciation and Amortization                          377            393            (16)         (4.1%)
                                                   ----------     ----------      ---------

  OPERATING INCOME                                       (44)           457           (501)       (109.6%)
                                                   ----------     ----------      ---------

OTHER SERVICES (1)
  Revenues                                             7,445          1,459          5,986            N/M
  Expenses Before Depreciation                        10,579          2,385          8,194            N/M
                                                   ----------     ----------      ---------
  OPERATING CASH FLOW                                 (3,134)          (926)        (2,208)           N/M
  Depreciation                                           846            403            443         109.9%
                                                   ----------     ----------      ---------

  OPERATING (LOSS)                                    (3,980)        (1,329)        (2,651)           N/M
                                                   ----------     ----------      ---------

Intercompany Revenues                                   (721)          (228)          (493)           N/M
Intercompany Expenses                                   (721)          (228)          (493)           N/M
                                                   ----------     ----------      ---------
                                                         ---            ---            ---            N/M
                                                   ----------     ----------      ---------

TOTAL TDS TELECOM OPERATING INCOME                   $21,998        $23,962        $(1,964)         (8.2%)
                                                   ----------     ----------      ---------
                                                   ----------     ----------      ---------



(1) Cellular revenues and expenses included in prior reports have been reclassified to non-operating income.
N/M - Percentage change not meaningful.



                                    TDS TELECOM HIGHLIGHTS
                               SIX MONTHS ENDED JUNE 30, 1998
                              (Unaudited, dollars in thousands)


                                                                                    Increase (Decrease)
                                                                               ----------------------------
                                                     1998             1997         Amount        Percent
                                                  -----------    ----------     -----------     -----------
LOCAL TELEPHONE OPERATIONS
  OPERATING REVENUES
    Local Service                                    $66,121        $60,352         $5,769           9.6%
    Network Access and Long-Distance                 125,017        113,309         11,708          10.3%
    Miscellaneous                                     28,542         25,283          3,259          12.9%
                                                   ----------     ----------      ---------
                                                     219,680        198,944         20,736          10.4%
                                                   ----------     ----------      ---------
  OPERATING EXPENSES

    Network Operations                                43,133         35,800          7,333          20.5%
    Customer Operations                               34,868         31,187          3,681          11.8%
    Corporate Expenses                                38,892         33,063          5,829          17.6%
                                                   ----------     ----------      ---------
                                                     116,893        100,050         16,843          16.8%
                                                   ----------     ----------      ---------

  OPERATING CASH FLOW                                102,787         98,894          3,893           3.9%
                                                   ----------     ----------      ---------

  DEPRECIATION AND AMORTIZATION
    Depreciation                                      49,489         43,489          6,000          13.8%
    Amortization                                       3,124          3,615           (491)        (13.6%)
                                                   ----------     ----------      ---------
                                                      52,613         47,104          5,509          11.7%
                                                   ----------     ----------      ---------

  OPERATING INCOME                                    50,174         51,790         (1,616)         (3.1%)
                                                   ----------     ----------      ---------

LONG-DISTANCE OPERATIONS
  Revenues                                            11,528         11,560            (32)         (0.3%)
  Expenses before Depreciation and Amortization       10,542          9,738            804           8.3%
                                                   ----------     ----------      ---------
  OPERATING CASH FLOW                                    986          1,822           (836)        (45.9%)

  Depreciation and Amortization                          750            784            (34)         (4.3%)
                                                   ----------     ----------      ---------

  OPERATING INCOME                                       236          1,038           (802)        (77.3%)
                                                   ----------     ----------      ---------

OTHER SERVICES (1)
  Revenues                                            11,261          2,901          8,360            N/M
  Expenses before Depreciation                        18,077          4,283         13,794            N/M
                                                   ----------     ----------      ---------
  OPERATING CASH FLOW                                 (6,816)        (1,382)        (5,434)           N/M

  Depreciation                                         1,281            577            704         122.0%
                                                   ----------     ----------      ---------

  OPERATING (LOSS)                                    (8,097)        (1,959)        (6,138)           N/M
                                                   ----------     ----------      ---------

Intercompany Revenues                                 (1,200)          (460)          (740)        160.9%
Intercompany Expenses                                 (1,200)          (460)          (740)        160.9%
                                                   ----------     ----------      ---------
                                                         ---            ---            ---            N/M
                                                   ----------     ----------      ---------

TOTAL TDS TELECOM OPERATING INCOME                   $42,313        $50,869        $(8,556)        (16.8%)
                                                   ----------     ----------      ---------
                                                   ----------     ----------      ---------


(1) Cellular revenues and expenses included in prior reports have been reclassified to non-operating income.
N/M - Percentage change not meaningful.

                                                     9